UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

July 17, 2025

Date of Report (Date of earliest event reported)

NEW ERA HELIUM INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEHC	The Nasdaq Stock Market LLC
Warrants	NEHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 17, 2025, Texas Critical Data Centers LLC (“TCDC”), a joint venture between New Era Helium Inc. (“NEH” or the “Company”), and Sharon AI, Inc., executed a purchase agreement (the “Agreement”) with Odessa Industrial Development Corporation d/b/a Grow Odessa, a Texas nonprofit corporation, with respect to the purchase by TCDC of approximately 235 acres in Ector County, Texas for a 250MW AI and HPC data center campus planned by TCDC. The closing of the transaction occurred on July 25, 2025.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 29, 2025, the Company issued a press release announcing that on July 25, 2025 TCDC closed on the purchase of 235 acres in Ector County, Texas. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 of this Current Report, including the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1†	Purchase Agreement, dated July 17, 2025.
99.1	Press release dated July 29, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Confidential treatment has been requested for portions of this exhibit. Certain information has been redacted from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed. The Registrant hereby agrees to furnish an unredacted copy of the exhibit and its materiality and competitive harm analyses to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2025

NEW ERA HELIUM INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

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